UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant     ☒

Filed by a party other than the registrant     ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐     Definitive Proxy Statement

☒     Definitive Additional Materials

☐     Soliciting Material Pursuant to Section 240.14a-12

Navient Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

NAVIENT CORPORATION

2022 Annual Meeting
Vote by June 1, 2022
11:59 PM ET

NAVIENT

NAVIENT CORPORATION
ATTN: CORPORATE SECRETARY
123 JUSTISON STREET
WILMINGTON, DE 19801

D68330-P68954

You invested in NAVIENT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 2, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 2, 2022
8:00 AM

Virtually at:
www.virtualshareholdermeeting.com/NAVI2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Elect the 10 nominees named in the proxy statement to serve as directors for one-year terms or until their successors have been duly elected and qualified. **Nominees:**	
1a. Frederick Arnold	For
1b. Edward J. Bramson	For
1c. Anna Escobedo Cabral	For
1d. Larry A. Klane	For
1e. Michael A. Lawson	For
1f. Linda A. Mills	For
1g. John F. Remondi	For
1h. Jane J. Thompson	For
1i. Laura S. Unger	For
1j. David L. Yowan	For
2. Ratify the appointment of KPMG LLP as Navient's independent registered public accounting firm for 2022.	For
3. Approve, in a non-binding advisory vote, the compensation paid to Navient named executive officers.	For

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D68331-P68954